UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 3, 2004

Memry Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-14068 (Commission File Number)	06-1084424 (IRS Employer Identification No.)

3 Berkshire Boulevard, Bethel, Connecticut (Address of principal executive offices)		06801 (Zip Code)

(203) 739-1100

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition.

On February 3, 2004, Memry Corporation (“Memry”) announced its final financial results for the quarter ended December 31, 2003 by issuing a press release and on February 6, 2004 held a related conference call to discuss these results. The full text of the press release issued in connection with the announcement and the related conference call transcript are attached as Exhibit Nos. 99.1 and 99.2, respectively, to this Current Report on Form 8-K. The press release and the conference call contain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Memry’s control which may cause actual results, performance or achievements of Memry to be materially different from the results, performance or other expectations implied by the forward-looking statements. These factors include, but are not limited to those detailed in Memry’s periodic filings with the Securities and Exchange Commission.

The information in this Form 8-K and the Exhibits attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMRY CORPORATION

Date: February 10, 2004	By:	/s/ Robert P. Belcher

Robert P. Belcher Senior Vice President – Finance and Administration, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 3, 2004, issued by Memry Corporation.

99.2	Transcript of Earnings Release Conference Call.